UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of Report: JUNE 30, 2005
                        (Date of Earliest Event Reported)

                               GRIFFON CORPORATION
                               -------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                      1-6620                    11-1893410
         --------                      ------                    ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
       of incorporation)             File Number)            Identification No.)


100 JERICHO QUADRANGLE, JERICHO, NEW YORK                           11753
-----------------------------------------                          -------
  (Address of Principal Executive Offices)                        (Zip Code)

                                 (516) 938-5544
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
_  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
_  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act(17 CFR 240.14d-2(b))
_  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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     This filing amends the Registrant's current report on Form 8-K, dated
June 30, 2005, regarding the Registrant's acquisition, through its indirect, wholly-owned subsidiary, Clopay Folien GmbH ("Clopay"), from BBA Holding Deutschland GmbH ("BBA") of all the share capital of BBA Joint Venture Holding GmbH, which is the owner of the forty (40%) percent of Finotech Verbundstoffe GmbH & Co KG ("Finotech") that Clopay does not already own, and includes the required pro forma financial information as follows:

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Pro Forma Financial Information.

     The financial information required by this Item is annexed hereto as
Exhibit 99.2.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GRIFFON CORPORATION


                                     By: /s/ Eric Edelstein
                                         ------------------------------------
                                         Eric Edelstein
                                         Executive Vice President and
                                         Chief Financial Officer


Date:  September 15, 2005





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                                  EXHIBIT INDEX


99.2 Pro Forma Consolidated Balance Sheet and Consolidated Statements of Income of Griffon Corporation.